                                 FIRST AMENDMENT
                                       TO
                             PARTICIPATION AGREEMENT
                                      AMONG
                           MET INVESTORS SERIES TRUST,
                           MET INVESTORS ADVISORY LLC,
                     METLIFE INVESTORS DISTRIBUTION COMPANY
                                       AND
                       METROPOLITAN LIFE INSURANCE COMPANY

     This AMENDMENT (this "Amendment") is made and entered into as of the 30th day of April, 2007 by and among MET INVESTORS SERIES TRUST, a business trust organized under the laws of the State of Delaware (the "Fund"), METROPOLITAN LIFE INSURANCE COMPANY (the "Company") on its own behalf and on behalf of each of its separate accounts set forth on Schedule A hereto, as amended from time to time (each an "Account"), MET INVESTORS ADVISORY LLC (the "Adviser") and METLIFE INVESTORS DISTRIBUTION COMPANY (the "Underwriter").

     WHEREAS, the Company, on its own behalf and on behalf of each Account, the Underwriter and the Fund are parties to a Participation Agreement dated as of April 30, 2001 (the "Agreement");

     WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein; and

     WHEREAS, capitalized terms used, but not defined, in this Amendment have the meanings assigned to such terms in the Agreement.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. Section 11 of the Agreement entitled "Notices" shall be amended as follows:

          "If to the Fund or to the Adviser:

          260 Madison Avenue
          New York, NY 10016
          Attention: Elizabeth M. Forget, President

          If to the Company:

          Metropolitan Life Insurance Company
          501 Boylston Street
          Boston, MA 02116
          Attention: Alan C. Leland, Jr., Vice President

          Copy to:

          Metropolitan Life Insurance Company
          501 Boylston Street
          Boston, MA 02116
          Attention: Law Department

          If to the Underwriter:

          5 Park Plaza, Suite 1900
          Irvine, CA 92614
          Attention: Richard C. Pearson, Executive Vice President and General Counsel"

     2. Schedule A is hereby deleted in its entirety and replaced with the Schedule A attached.

     3. This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instrument.

     4. If any provision of this Amendment shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amendment shall not be affected thereby.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative.

METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ Kathleen Muleski
    ----------------------------------
Name: VP & Actuary
Its:  5/16/08


MET INVESTORS SERIES TRUST


By: /s/ Elizabeth M. Forget
    ----------------------------------
Name: Elizabeth M. Forget
Their: President


MET INVESTORS ADVISORY LLC


By: /s/Elizabeth M. Forget
    ----------------------------------
Name: Elizabeth M. Forget
Their: President


METLIFE INVESTORS DISTRIBUTION COMPANY


By: /s/ Richard C. Pearson
    ----------------------------------
Name: Richard C. Pearson
Title: Executive Vice President and
       General Counsel

                             PARTICIPATION AGREEMENT
                                     AMONG
                           MET INVESTORS SERIES TRUST,
                           MET INVESTORS ADVISORY LLC,
                     METLIFE INVESTORS DISTRIBUTION COMPANY
                                       AND
                       METROPOLITAN LIFE INSURANCE COMPANY

                                   SCHEDULE A
              ACCOUNTS AND ASSOCIATED VARIABLE INSURANCE CONTRACTS

                                         VARIABLE INSURANCE CONTRACTS
NAME OF ACCOUNT                          FUNDED BY ACCOUNT
--------------------------------------   ---------------------------------------
Metropolitan Life Separate Account E     Variable Annuities
Metropolitan Life Separate Account F     Variable Annuities
Metropolitan Life Variable Annuity
   Separate Account I                    Variable Annuities
Metropolitan Life Variable Annuity
   Separate Account II                   Variable Annuities
The New England Variable Account         Variable Annuities
Metropolitan Life Separate Account UL    Variable Life Insurance
Metropolitan Life Separate Account
   DCVL                                  Private Placement Variable Life Insurance
Paragon Separate Account A               Variable Life Insurance
Paragon Separate Account B               Variable Life Insurance
Paragon Separate Account C               Variable Life Insurance
Paragon Separate Account D               Variable Life Insurance
Separate Account No. 13S                 Variable Life Insurance (LCL2)
Separate Account No. 18S                 Private Placement Variable Life Insurance
Separate Account No. 19S                 (LCL1)
Separate Account No. 73S
Separate Account No. 476
Separate Account No. 485

                                SECOND AMENDMENT
                                     TO THE
                             PARTICIPATION AGREEMENT
                                      AMONG
                           MET INVESTORS SERIES TRUST,
                             METLIFE ADVISERS, LLC,
                     METLIFE INVESTORS DISTRIBUTION COMPANY,
                                       AND
                       METROPOLITAN LIFE INSURANCE COMPANY

     AMENDMENT (this "Amendment") is made and entered into as of the 1st day of May, 2009 by and among MET INVESTORS SERIES TRUST, a business trust organized under the laws of the State of Delaware (the "Fund"), METROPOLITAN LIFE INSURANCE COMPANY (the "Company") on its own behalf and on behalf of each of its separate accounts, METLIFE INVESTORS DISTRIBUTION COMPANY (the "Underwriter"), and METLIFE ADVISERS, LLC, a limited liability company organized under the laws of the State of Delaware (the "Adviser").

     WHEREAS, the Company, the Underwriter, and the Fund are parties to a Participation Agreement dated as of April 30, 2001 (the "Agreement");

     WHEREAS, the parties wish to amend certain provisions of the Agreement as set forth herein; and

     WHEREAS, capitalized terms used, but not defined, in this Amendment have the meanings assigned to such terms in the Agreement.

     NOW THEREFORE, in consideration of the mutual promises, representations, and warranties made herein, covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

     1. References in the Agreement to Met Investors Advisory, LLC are hereby replaced with MetLife Advisers, LLC.

     2. In all other respects, the Agreement is confirmed and remains in full force and effect.

     3. This Amendment shall become effective as of the date first set forth above.

     4. If any provision of this Amendment shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Amendment shall not be affected thereby.

     5. This Amendment may be executed simultaneously in two or more counterparts, each of which taken together shall constitute one and the same instruments.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and on its behalf by its duly authorized representative and its seal to be hereunder affixed hereto as of the date first set forth above.

MET INVESTORS SERIES TRUST


By: /s/ Elizabeth M. Forget
    -----------------------
Name: Elizabeth M. Forget
Title: President and Chief Executive
       Officer


METLIFE ADVISERS, LLC


By: /s/ Elizabeth M. Forget
    ----------------------------------
Name: Elizabeth M. Forget
Title: President and Chief Executive
       Officer


METLIFE INVESTORS DISTRIBUTION COMPANY


By: /s/ Elizabeth M. Forget
    ----------------------------------
Name: Elizabeth M. Forget
Title: Executive Vice President and
       Chief Marketing Officer


METROPOLITAN LIFE INSURANCE COMPANY


By: /s/ Elizabeth M. Forget
    ----------------------------------
Name: Elizabeth M. Forget
Title: Senior Vice President